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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K


                  Current Report Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934



       March 9, 1994                                Commission File No. 1-7361
       (Date of earliest event reported)


                            AMERICAN FINANCIAL CORPORATION



       Incorporated under the laws of Ohio                        IRS Employer
                                                 Identification No. 31-0624874

                                One East Fourth Street
                               Cincinnati, Ohio  45202
                                Phone:  (513) 579-2538
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                            AMERICAN FINANCIAL CORPORATION

                                       FORM 8-K


          Item 5.     Other Events.

                      On March 9, 1994, American Financial Corporation ("AFC") announced that it increased the interest rate of the debentures being offered in its current Exchange Offer to 9 3/4% from 9 1/2% and called certain debenture issues for redemption. See attached News Release.

          Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                      (a)     Not Applicable
                      (b)     Not Applicable
                      (c)     News Release


                      Pursuant   to  the  requirements  of  the  Securities
          Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.





























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                                      SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.



                                        AMERICAN FINANCIAL CORPORATION



          March 17, 1994                By:       /s/
                                              Fred J. Runk
                                              Vice President and Treasurer





































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                            AMERICAN FINANCIAL CORPORATION
                              INCREASES INTEREST RATE OF
                                    NEW DEBENTURES
                                         AND
                       CALLS CERTAIN DEBENTURES FOR REDEMPTION


          FOR IMMEDIATE RELEASE

               (Cincinnati, Ohio -- March 9, 1994) American Financial Corporation ("AFC") announced today that it has increased the interest rate of the debentures being offered in the current Exchange Offer for its presently outstanding debentures. The interest rate of the new debentures is being increased to 9-3/4% from 9-1/2%. The cash premium, accrued interest and the other terms of the Exchange Offer remain the same. The Offer is still scheduled to expire at 5:00 PM, Eastern Time, on March 25, 1994.

               The increased interest rate will be paid in connection with all debentures exchanged in the Offer, whether tendered to the Company already, or up to the Expiration Date. Notices of the revision are being mailed to all holders of record.

               Additionally, it has called for redemption all $73.5 million outstanding principal amount of its 13-1/2% Debentures and 13-1/2% Series A Debentures due 2004. The redemption price is 100% of principal amount. The redemption price and accrued interest to April 11, 1994, the redemption date, will be paid upon surrender of debenture certificates to the Paying Agent, Securities Transfer Company. Notices of redemption are being mailed to all holders of record.

               Holders of the Debentures called for redemption may accept the Exchange Offer up to the expiration date or redemption date, whichever is earlier.

               All debentureholders of record have previously been mailed offering materials. Requests for additional copies of the materials should be directed to the Exchange Agent, Securities Transfer Company at (800) 368-3417 or (513) 579-2414 or by fax at
          (513) 621-1583.

               AFC is a holding company engaged in property and casualty insurance, annuity programs and portfolio investing. AFC also owns a significant portion of the voting equity securities of several publicly owned companies.

                                        # # #

          FOR FURTHER INFORMATION,
          PLEASE CONTACT:

          Sandra W. Heimann
          Telephone:  513/579-2121
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